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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                   MAY 2, 2001
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                       1-11071               23-2668356
(STATE OR OTHER JURISDICTION          (COMMISSION FILE        (I.R.S. EMPLOYER
      F INCORPORATION)                     NUMBER)           IDENTIFICATION NO.)




                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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UGI Corporation                                                         Form 8-K
Page 2                                                               May 2, 2001



ITEM 5.    OTHER EVENTS

         On Tuesday, May 8, 2001, Lon R.Greenberg, Chairman, President and CEO of UGI Corporation, will participate in an American Gas Association Financial Forum conference. The conference will be broadcast live on the Internet at http://www.StreetFusion.com/custom/wc.asp?wid=qrQkUDo01RGUEACQJ%2B6jeg. The live webcast of the conference will begin at 12:45 PM Eastern Daylight Savings Time. The webcast will be archived through June 30, 2001.




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UGI CORPORATION
                                                (REGISTRANT)



                                                By:  /s/  Robert W. Krick
                                                     ------------------------
                                                        Robert W. Krick
                                                        Treasurer

Date:  May 2, 2001